EX-32.1 4 exhibit321.htm EXHIBIT321

EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF ORO CAPITAL CORPORATION

In connection with the accompanying Quarterly Report on Form 10-Q of Oro Capital Corporation for the quarter ended January 31, 2014, the undersigned, Danny Aaron, President of Oro Capital Corporation, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended January 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended January 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of Oro Capital Corporation

Date: March 10, 2014	By:	/s/ Danny Aaron
Danny Aaron
President, Chief Executive Officer, Secretary, Treasurer and Director (principal executive officer)